SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2009

LAUFER BRIDGE ENTERPRISES, INC.

NEVADA	333-149177	04-3626788
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

313 South Central Drive, Scarsdale, New York	10583
(Address of principal executive officers)	(Zip Code)

914-419-5586
(Registrant’s telephone number, including area code)

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure in this Current Report on Form 8-K contains some forward-looking statements especially, (but not limited to) as relates to our reference to our wholly owned subsidiary (Creative Edge Nutrition, Inc.) website. Certain of the matters discussed concerning our operations and economic performance including, in particular, future sales, product demand and the market for our products include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, they are subject to several risks and uncertainties, and therefore, we can give no assurance that these statements will be achieved.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional future disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Any information regarding market and industry statistics that may be contained in this Current Report is based on information available to us which we believe is accurate. We have not reviewed or included data from all sources, and cannot assure shareholders of the accuracy or completeness of any data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services.

Explanatory Note

This Current Report on Form 8-K is being filed by Laufer Bridge Enterprises, Inc. (the “Company”) in connection with a transaction in which the Company has acquired all of the issued and outstanding capital stock of Creative Edge Nutrition, Inc. (established under the laws of Nevada on May 8, 2009) in accordance with Share Exchange Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 22, 2009, Laufer Bridge Enterprises, Inc., a Nevada corporation (the “Company”) entered into a Share Exchange Agreement (the “Agreement”) among the Company and certain of its shareholders, Creative Edge Nutrition, Inc., (“Creative”) a Nevada Corporation, and the shareholders of Creative (the “Creative Shareholders”). Pursuant to the terms of the Agreement, the Company agreed to issue to the Creative Shareholders an aggregate of 142,950,000 restricted shares of its common stock in exchange for all of the issued and outstanding shares of Creative. The closing of the Agreement was subject to the fulfillment of certain conditions, including, but not limited to the receipt of all requisite consents, waivers and approvals by the Company and Creative and the transaction closed July 22, 2009.

Creative is an innovative bio-science company engaged in the development of nutraceuticals and supplements. It intends to offer a wide range of capsules, tablets, and powders, as well as science based products in four principal categories: weight management, specific nutrition challenges, energy and fitness. Creative's product line consists of 17 diverse nutritional products, completely formulated, developed and packaged designed. Our line consists of the basics, to most cutting edge on the market today, introduction to weight lose, protein powders, sleeping aids to the extreme hardcore supplements called prohormones. Creative intends to capitalize by successfully committing and building brand loyalty by providing a diverse-portfolio of health oriented products. It is committed to creating safe and effective new products to meet customer demands and strengthen relationships with new and/or existing customers. Creative intends to market its products using an innovative sales force primarily in the mass market retail chain, and wholesale distribution both national and international.

Creative intends to continue to introduce new products and formulations in a demanding market and grow aggressively into new markets and territories that are influenced by the sports and nutrition industry. Creative intends to strategically align innovative products and high profile personalities and athletes to develop a recipe for successful product penetration within emerging markets. Creative anticipates deriving revenues from diverse product sales, manufacturing of over 17 nutracuetical products in order to provide Creative with a strong blend of supplements in the health and fitness industry.

For a brief and further description of Creative, now a wholly owned subsidiary of the Company, reference is herewith made to Creative’s website at: www.cenergynutrition.com

Item 3.02 Unregistered Sales of Equity Securities.

(a)

In accordance with the aforesaid Share Exchange Agreement, the Company issued an aggregate of 142,950,000 restricted shares of its common stock in order to acquire all of the issued and outstanding shares of Creative. The issuance of such shares was exempt from registration in accordance with Section 4(2) of the Securities Act of 1933 as a transaction by an Issuer not involved in a public offering.

The shares of Creative were issued to Company shareholders based upon a pro-rata basis of their then ownership of Creative shares. The 142,950,000 restricted shares of common stock were issued as follows. See also Item 5.01 hereinafter.

Names	Number of Restricted Shares
Joel Stohlman	125,000,000
[1]Paul Thomas	5,000,000
Reid Stone	5,000,000
[2]Michael Thomas	200,000
[3]Jason Barta	250,000
Gary Wolff	7,500,000

___________________________

In accordance with the terms of Lock Up Agreements:

1 Mr. Paul Thomas may sell up to 5% of his holdings every other month, commencing 9 months from the date of issuance of such shares, but may not otherwise assign, transfer, pledge or hypothecate such shares.

2 Mr. Michael Thomas may sell up to 5% of his holdings every other month, commencing 12 months from the date of issuance of such shares, but may not otherwise assign, transfer, pledge or hypothecate such shares.

3 Mr. Barta may sell up to 5% of his holdings every other month, commencing 9 months from the date of issuance of such shares, but may not otherwise assign, transfer, pledge or hypothecate such shares.

Pursuant to the Agreement, Creative has become a wholly owned subsidiary of the Company following the exchange of all outstanding Creative shares for 142,950,000 newly-issued restricted shares of the Company’s common stock to the then shareholders of Creative. The 142,950,000 shares of common stock issued to the shareholders of Creative represent 93.3% of the Company’s 153,150,000 outstanding shares of common stock following the completion of the transaction.

The Company is not aware of any arrangements which may at a subsequent date, result in a change in control.

There is no material relationship between the Company or its affiliates and any of the parties other than as may be indicated in the Share Exchange Agreement annexed hereto as Exhibit 10.1

Item 5.01 Changes in Control of Registrant

Reference is made to the disclosure set forth under Items 1.01 and 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

As a result of entry into the aforesaid Share Exchange Agreement, certain changes in control of the Company have occurred.

As indicated below in Item 5.02, Company directors (and officers) have been replaced and in turn such new directors appointed new Company officers. Further changes in control have resulted from the aforesaid issuance of 142,950,000 restricted shares of common stock to Creative Shareholders.

New officers and directors are indicated in Item 5.02. The chart below indicates the Company’s current principal shareholders.

The issuance of the aforementioned 142,950,000 restricted shares amounts to 93.3% of all outstanding Company common stock.

As of July 22, 2009, we had 153,150,000 shares of common stock outstanding which are held by 45 shareholders. The chart below sets forth the ownership, or claimed ownership, of certain individuals and entities. This chart discloses those persons known by the board of directors to have, or claim to have, beneficial ownership of more than 5% of the outstanding shares of our common stock as of July 22, 2009; of all directors and executive officers of Company; and of our directors and officers as a group.

[4]Name and Address of Beneficial Owner	[5]Number of Shares Beneficially Owned	Percent of Class
[6]Joel Stohlman	125,000,000	81.62%
[7]Paul Thomas	5,000,000	3.26%
[8]Reid Stone	5,000,000	3.26%
[9]Gary B. Wolff	7,830,000	5.11%
Officers and Directors as a group ( 3 members)	135,000,000	88.15%

__________________________

4 The address for each person is 3276 Buford Drive, Building 140 Ste 320, Buford, GA 30519

5 Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the common stock beneficially owned by them.  A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities.  Each beneficial owner’s percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised.

6 Mr. Stohlman is President, Chief Executive Officer and a Director of the Company

7 Mr. Thomas is Sr. Vice President of the Company

8 Mr. Stone is Executive Vice President, Secretary, Treasurer and a Director of the Company

9 The law firm of Gary B. Wolff, P.C. of which Gary B. Wolff is President, is securities counsel for the Company. Mr. Wolff previously owned 330,000 Company shares and subsequently acquired an additional 7,500,000 shares as a result of Share Exchange Agreement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Company’s two former officers and directors, Richard Laufer and Carol Laufer have resigned from all positions held with the Company effective as of the closing of the Share Exchange Agreement on July 22, 2009. Neither resignation was a result of any disagreement with the Company on any matter relating to its operations, policies (including accounting or financial policies) or practices.

Pursuant to the terms of the aforementioned Share Exchange Agreement, the Company’s new officers and directors are set forth directly below, having assumed such positions upon execution of such Share Exchange Agreement.

Joel Stohlman: President, Chief Executive Officer and Director

Mr. Stohlman serves as President, CEO and Director of both the Company and Creative Edge Nutrition. Mr. Stohlman spent over four years in the research and development of the business model and plan for Creative while securing talent with ProConcept Marketing Group, Inc. (PRMK) from 2005 to 2009. Mr. Stohlman was formerly the Senior Vice President of Sales and Marketing and Athlete Acquisition for Sun Rayz Beverages, Inc. from2004 to 2005; and Chief Operating Officer of BEV Systems International, Inc., from 2003 to 2004. From 1994 to 2004, Mr. Stohlman was the President of US operations for Elfo USA Inc. where he was responsible for: (i) development and startup of the infrastructure of US operations that included staffing and setting up manufacturing facility, (ii) formulating marketing strategies for effective business plans; competitive analysis, market positioning, brand management, contract negotiation and supply chain integration, (iii) overseeing the development, deployment, support and continuous improvement of overall business; and (iv) major accounts, including Wal-Mart, Target, Starbucks, Braun, Sunbeam, Cuisinart, Waring. Mr. Stohlman has a degree in Marketing from Western Connecticut College.

Paul Thomas: Sr. Vice President

Mr. Thomas serves will serve as Sr. Vice President for both the Company and Creative. He brings over 30 years of business management and nutrition marketing experience to the table. Some of Mr. Thomas’ corporate functions will consist of overseeing manufacturing, distribution, sales, marketing and strategic partnerships. From 2002 to 2006 Mr. Thomas specialized as an independent procurement of nutraceutical from oversees. From 2006 to 2009 Mr. Thomas served as Chief Operations Officer for Engineered Sports Technology, Inc. overseeing inventory systems, sales procedures and distribution. He was responsible for the acquisition of raw materials for the products as well as the management of aspects of proper manufacturing procedures and regulations. Possessing all the characteristics of a “hands on” leader, Mr. Thomas had also travelled to world class body building and fitness events to further promote Creative from a more personable vantage point. In addition, Mr. Thomas oversaw product labeling, packaging and graphic design. He was also successful in building solid, long term working relationships with many of the largest performance nutrition wholesalers in the nation, including Bodybuilding.Com and Europa. Mr. Thomas had created a national and international customer base consisting of over 500 stores with the assistance and support of his handpicked sales force. Mr. Thomas’ many business attributes began with his Bachelor’s Degree in Marketing from SUNY, in Albany New York.

Reid Stone; Executive Vice President, Secretary, Treasurer and Director

Mr. Stone serves as Executive Vice President, Secretary, Treasurer and a Director for both the Company and Creative. Mr. Stone has been involved in the strategic marketing concepts of Creative since its inception, focusing on new product procurement, as well as athlete/talent negotiations. Prior thereto, Mr. Stone was the co-owner of ATLANTIC PROMOTIONS, INC., from 1998 to 2004 a specialty advertising business concern for six years prior to selling this venture to CorpLogoWare. Mr. Stone directed and managed a sales team of 7-10 employees, and re-evaluated direction of company from a full service marketing agency rather than just a promotional products distributor, resulting in significant gain in revenues. He negotiated pricing with over 200 vendors, including capabilities to source with overseas suppliers in Taiwan, China, and Sri Lanka. Mr. Stone has patented, developed, manufactured and sold the world’s first mobile, write on/off message board. Mr. Stone has a degree in marketing from the University of South Carolina.

There is no material plan, contract or arrangement (whether or not written) to which a covered officer is a party or in which he or she participates that is entered into or material amendment in connection with any triggering event or any grant or award to any such covered person or modification thereto, under any plan, contract or arrangement in connection with any event.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To comply with terms of the Share Exchange Agreement, the Company filed an amendment to its Articles of Incorporation to increase its authorized number of shares of common stock from 99,000,000 to 250,000,000 effective July 8, 2009.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this Current Report.

(d)

Exhibits

3.1

Amendment to Articles of Incorporation

10.1

Share Exchange Agreement between Laufer Bridge Enterprises, Inc. and Creative Edge Nutrition, Inc. dated July 22, 2009.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

July 22, 2009

LAUFER BRIDGE ENTERPRISES, INC.

(Registrant)

/s/ Joel Stohlman

By: JOEL STOHLMAN, PRESIDENT